SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in proxy statement
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

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                           Greg Manning Auctions, Inc.
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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[    ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.:

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4.   Date Filed:

                           GREG MANNING AUCTIONS, INC.
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006

                                                                October 27, 1999

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Greg Manning Auctions, Inc., which will be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004 at 10:00 AM Eastern Standard Time on Thursday, December 9, 1999.

The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

We hope that you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.


                                             Sincerely,



                                              MARTHA HUSICK
                                              Secretary

                           GREG MANNING AUCTIONS, INC.
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                                  973-882-0004


                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of Greg Manning Auctions, Inc. (the "Company") will be held at the Radisson Hotel & Suites, 690 Route 46 East,
Fairfield, New Jersey 07004 at 10:00 AM Eastern Standard Time on Thursday, December 9, 1999 for the following purposes:

            1. To elect two  directors  to serve  for  terms of three  years and until their respective successors have been duly elected and qualified.

            2. To ratify the  appointment  of Amper,  Politziner & Mattia as the
               Company's independent public accountants for the Company's fiscal year ending June 30, 2000.

            3. To approve the  amendment to the Company's  1997 Stock  Incentive
               Plan (the "1997 Plan") to increase the number of shares available for issuance under the 1997 Plan and the Company's 1993 Stock Option Plan by 300,000, for an aggregate of 1,150,000 shares.

            4. To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

Shareholders of record at the close of business on October 25, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy in the reply envelope provided which requires no postage if mailed in the United States. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Annual Meeting.


                                            By order of the Board of Directors



                                            MARTHA HUSICK
                                            Secretary



West Caldwell, New Jersey
October 27, 1999

                           GREG MANNING AUCTIONS, INC.


                               PROXY STATEMENT FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on December 9, 1999

This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about October 27, 1999, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Greg Manning Auctions, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Shareholders") of the Company (the "Annual Meeting") to be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004 at 10:00 AM Eastern Standard Time on Thursday, December 9, 1999, and any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

The annual report of the Company, containing financial statements of the Company as of June 30, 1999, and for the year then ended, and other information concerning the Company is included with this proxy statement. The principal executive offices of the Company are located at 775 Passaic Avenue, West Caldwell, New Jersey 07006.

A list of Shareholders entitled to vote at the Annual Meeting will be available for examination by Shareholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 775 Passaic Avenue, West Caldwell, New Jersey 07006. A Shareholder list will also be available for examination at the Annual Meeting.

If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors", (ii) FOR the ratification of the appointment of Amper, Politziner & Mattia ("APM") as independent public accountants for the Company's fiscal year ending June 30, 2000 (iii) FOR the approval of the amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares available for issuance under the 1997 Plan and the Company's 1993 Stock Option Plan by 300,000, for an aggregate of 1,150,000 shares; and (iv) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Shareholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

The holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any manner are included in determining the number of votes present. Abstentions and Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

The election of each nominee for director requires a plurality of votes cast. The affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock present in person or by proxy and voting thereon is required for the approval of the appointment of the independent public accountants and the amendment of the Company's 1997 Stock Option Plan. In all cases abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. The Company has appointed an inspector who shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the person presiding at the meeting or any Shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

Only Shareholders of record at the close of business on October 25, 1999 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournment or postponement thereof. As of the close of business on October 25, 1999, there were 6,853,495 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

Executive officers and directors of GMAI who owned, in the aggregate, as of the Record Date, 55 % of the outstanding common stock have indicated an intention to vote in the manner recommended by the Board of Directors.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Election

The Company's Restated Certificate of Incorporation provides that the members of the Company's Board of Directors be divided into three classes, as nearly equal in size as possible, with the term of office of one class expiring each year. Accordingly, only those directors of a single class can be changed in any one year and it would take elections in three consecutive years to change the entire Board. At the upcoming annual meeting, two directors will be elected to serve three year terms (until the third succeeding annual meeting, in 2002) and until their respective successors are duly elected and qualified. Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below.

Mark B. Segall and Richard Cohen have been nominated by the Board of Directors for election to the Board, to serve until the third succeeding annual meeting, in 2002, and until their respective successors are duly elected and qualified. No other nominations were submitted. There is one vacancy in the class of directors whose term is currently expiring.

Greg Manning and Albertino de Figueiredo have been elected to serve until the 2001 annual meeting of Shareholders. There is one vacancy in the class of directors whose term expires in 2001.

Scott S. Rosenblum and Anthony L. Bongiovanni have been elected to serve until the 2000 annual meeting of Shareholders. There is one vacancy in the class of directors whose term expires in 2000.

Although a number of Director vacancies currently exist, the Board has determined that it is in the Company's best interest for no additional Directors to be nominated other than the nominees set forth below in order to give the Board of Directors flexibility to appoint additional directors if the need arises. Accordingly, proxies may not be voted for a greater number of persons than the number of nominees named. The Company's Restated Certificate of Incorporation also provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. While the Company believes that the foregoing provisions of the Company's Restated Certificate of Incorporation are in the best interests of the Company and its Shareholders, such requirements may have the effect of protecting management against outside interests and in retaining its position.

Information Concerning Directors and Officers

Background information with respect to the nominees for election, and certain information regarding such nominees, including their principal occupations and business experience for at least the past five years, and the directors whose terms of office will continue after the upcoming annual meeting, appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.

By letter received by the Company on October 19, 1999, Mr. Leon Liebman, a director of the Company whose term was due to expire this year, resigned as director of the Company, effective immediately. Mr. Liebman indicated that his decision was due to various other professional commitments requiring the bulk of his time and attention.

NOMINEES FOR DIRECTORS WHOSE TERM EXPIRES IN 2002

Mark B. Segall, age 37, has been a partner at Kramer Levin Naftalis & Frankel, a New York law firm, for more than the past five years. Commencing in October 1999, he will be a Senior Vice President and the General Counsel at Investec Ernst & Company.

Richard M Cohen, age 48, has been the managing principal of Richard M. Cohen Consultants since 1996. From 1992 to 1995, he served as President of General Media, Inc. a public company with interests in magazines, cable, licensing and the Internet. He holds a BS from the University of Pennsylvania and an MBA from Stanford University. He is also a Certified Public Accountant in the State of New York. Mr. Cohen is also a director of National Auto Credit, Deyco Acquisition Corp., Symposium Telecom and Directrix, Inc.

The Board of Directors recommends that Shareholders vote FOR the election of the nominees named above.

DIRECTORS WHOSE TERMS EXPIRE IN 2000

Scott S. Rosenblum, age 50, has been a director of the Company since December 8, 1992. Mr. Rosenblum has been a partner since 1991 in the law firm of Kramer, Levin, Naftalis & Frankel and has served as Managing Partner of that firm since March 1994. Mr. Rosenblum received his J.D. degree from the University of Pennsylvania. Mr. Rosenblum is a director of Oak Tree Medical Systems, Inc., a public company.

Anthony L. Bongiovanni, age 40, was appointed by the Board of Directors on May 8, 1997 and duly elected during the annual meeting of Shareholders in 1997. Mr. Bongiovanni is President of Micro Strategies, Inc., a leading developer and supplier of microcomputer based business applications throughout the New York, New Jersey and Pennsylvania areas, which he founded in 1983. Mr. Bongiovanni has a B.S. in mechanical engineering from Rensellaer Polytechnical Institute.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

Greg Manning, age 53, has been Chairman of the Board of Directors since its inception in 1981 and Chief Executive Officer since December 1992. Mr. Manning has served as President of the Company from 1981 until August 1993, and from March 1995 to the present. Mr. Manning also has been Chairman of the Board and President of CRM since its inception, which he founded as "Greg Manning Company, Inc." in 1961.

Albertino de Figueiredo, age 68, was appointed as a director of the Company on September 10, 1997. In 1980, Mr. De Figueiredo founded Afinsa Bienes Tangibles S.A., a company engaged in the business of philatelics and numismatics, and is currently Chairman of the Board of Afinsa Bienes Tangibles S.A. and its subsidiaries. Mr. de Figueiredo is also Vice-Chairman of the Board of Directors of Finarte Espana, an art auction house, and a member of the Executive Board of ASCAT, the International Association of the Stamp Catalog and Philatelic Publishers.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 1999, there were four meetings of the Board of Directors of the Company. Only Mr. de Figueiredo attended fewer than 75% of the meetings of the Board of Directors or meetings of the committees on which such director served.

Committees of the Board

The Company's Board of Directors has an Audit Committee. During fiscal 1999 the Audit Committee consisted of Scott Rosenblum and Leon Liebman. This committee recommends to the Board of Directors the appointment of the independent public accountants, reviews the scope and budget for the annual audit and reviews the results of the examination of the Company's financial statements by the independent public accountants. The audit committee met one time during fiscal 1999.

There were no nominating, compensation or stock option committees of the Board of Directors during the year ended June 30, 1999.

                               EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

    Name                     Age              Position
    ----                     ---              --------

Greg Manning                  53         Chairman of the  Board, Chief
                                         Executive Officer and President
David C. Graham               59         Senior Vice President
James A. Smith                47         Chief Financial Officer

See "Election of Directors" for information relating to Mr. Manning.

David C. Graham, age 59, has been a Senior Vice President of the Company since August 1990 and has been Senior Vice President of CRM since August 1990. Mr. Graham has served the Company and CRM in various capacities since September 1978. Mr. Graham has been a licensed auctioneer since 1965. Prior to joining the Company, Mr. Graham was employed by H.R. Harmer, a public auction house, from 1955 to 1977.

James A. Smith, age 47, has served as Chief Financial Officer of the Company since December 1997. Mr. Smith served as Chief Financial Officer of Imatec, Ltd. from 1996 to 1997, and as Controller of Ferrara Food Company, Inc. from 1992 to 1996.

There are no family relationships among any of the directors or executive officers of the Company.

Advisory Committee

               The Company has an advisory committee (the "Advisory Committee") that includes prominent collectors and other individuals involved in the philatelic and collectibles business, with whom Mr. Manning has developed relationships over the years. The members of the Advisory Committee individually meet from time to time with the Company's Chairman and Chief Executive Officer to discuss current trends or developments in the collectibles market. Members of the Advisory Committee receive no compensation for their services, and their availability is subject to their personal schedules and other time commitments. The Company reimburses members for their reasonable out-of-pocket expenses in serving on the Advisory Committee.

               The Company believes that the members of the Advisory Committee have no fiduciary or other duties, obligations or responsibilities to the Company or its stockholders, and they will not acquire any such duty, obligation or responsibility as a result of any meeting or consultation they may have with management of the Company. Each member of the Advisory Committee has entered into an agreement with the Company which, among other things, confirms that the member has no such duty, obligation or responsibility, but also commits the member to keep confidential and not disclose (or in any manner use for personal benefit or attempt to profit from) any non-public information relating to the Company that the member receives in such capacity, except to the extent that disclosure is required by applicable law or legal process or to the extent the information becomes public other than as a result of a breach of any member's confidentiality agreement. The members serve at will and may resign, or be asked to discontinue their services, at any time.

The members of the current Advisory Committee and their principal occupations are as follows:

Sir Ronald Brierley, age 61, is Founder/President of Brierley Investments, Limited, a publicly held New Zealand investment company. Sir Ronald is also Chairman of GPG P/C, an investment company based in London, England. Sir Ronald serves on the boards of Advance Bank, Australia, Ltd., Adriadne Australia Ltd., Australia Oil & Gas Corporation, Ltd., and the Australian Gaslight Company, and he is also a trustee of Sydney Cricket and Sports Ground Trust. Sir Ronald has had a life-long interest in stamps, beginning as a schoolboy, when he formed Kiwi Stamp Company and acquired a dealer's certificate from the New Zealand Stamp Dealers Federation. Sir Ronald has been selling and collecting stamps since that time.

Robert G. Driscoll, age 67, has been Chief Executive Officer (since 1981) of Barrett & Worthen, Inc. and the Brookman Stamp Company of Bedford, New
Hampshire, both of which are engaged in the business of buying and selling stamps. Mr. Driscoll served as Vice President of H.E. Harris Company, a subsidiary of General Mills from 1978 to 1981, after having founded R&R Stamp Company in 1958 and serving as its President until it was sold in 1978 to General Mills. Mr. Driscoll is a past President of the American Stamp Dealers Association (from 1977 to 1978) and is a lifetime member of the American First Day Cover Society. He has been a member of the American Philatelic Society for over 45 years.

Herbert LaTuchie, age 80 was Chairman of the Board and Chief Executive Officer (from 1954 to 1986) of Modern Builders Supply Company, Inc. and Modern Manufacturing, Inc., the latter of which is one of the ten leading distributors of building products in the United States. Mr. LaTuchie has been a life-long collector of rare stamps, and he also collects sheet music and other paper collectibles.

Joseph Levy, Jr., age 73, is president of Levy Venture Management, Inc., a real estate development company specializing in automotive retailing real estate. Prior to forming Levy Venture Management, Mr. Levy was President of Walton Chrysler-Plymouth (from 1953 to 1960), the world's largest Chrysler dealership during his tenure as president of the company, and Carol Buick (from 1961 to 1984), the world's largest Buick dealership during his tenure as president. Mr. Levy currently serves on the board of directors of CDW Computer Centers, Inc. (NASDAQ: CDWC), and has served as a director of several banks, including NBD Evanston. He currently sits on the boards of directors/trustees of the following charitable and not for profit corporations: the Chicago Historical Society, Culver Educational Foundation, Evanston Hospital, and the Levy Senior Centers. Mr. Levy is a collector of stamps, coins, watches and other collectibles.

Hector D. Wiltshire, age 57, is President and CEO of Wiltshire Technologies, Inc., a high technology venture capital and consulting group, and is an experienced collector of rare stamps. Mr. Wiltshire is a member of the Association of Certified and Corporate Accountants (A.C.C.A) and the British Computer Society (M.B.C.S.). Mr. Wiltshire holds degrees in Executive Business Administration and marketing.

Compliance with Section 16(a) of the Exchange Act

               Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended June 30, 1999 and Form 5 and amendments thereto furnished to the Company with respect to the year ended June 30, 1999, and any written representation referred to in Item 405 of Regulation S-B, the following directors, officers and beneficial owners of more than 10% of the Company's Common

Stock failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16 of the Securities Exchange Act of 1934, as amended, during the year ended June 30, 1999 or any prior year:


Leon Liebman:  Two late Forms
Afinsa Bienes Tangibles, S.A.:  Two late Forms
Scott S. Rosenblum:  Two late Forms
Greg Manning:  Two late Forms
Albertino de Figueiredo:  Two late Forms
Anthony L. Bongiovanni: Two late Forms
James Smith:  Two late Forms
David Graham:  Two late Forms
William Tully:  One late Form


                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended June 30, 1999, 1998 and 1997 of those persons who were, during all or part of the fiscal year ended June 30, 1999, senior executive officers of the Company who received compensation in excess of $100,000 in the fiscal year ended June 30, 1999.

-------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation                    Long Term Compensation
                            ---------------------------------------------------------------------------------------
                                                                         Awards    Securities
                                                                       Restricted  Underlying   Payouts  All Other
                                     Salary              Other Annual    Stock      Options/     LTIP   Compensation
Name and Principal Position  Year     ($)     Bonus ($)  Compensation    Awards     SARs(#)     Payouts     ($)
-------------------------------------------------------------------------------------------------------------------
Greg Manning,                1999   209,839   63,148(1)   $26,120(2)      None       None         None      None

Chairman of the Board,       1998   188,906      None     $26,123(2)      None       None         None      None

Chief Executive Officer and  1997   175,000  105,271(1)   $26,650(2)      None       None         None      None

President
-------------------------------------------------------------------------------------------------------------------
William T. Tully,            1999   161,474   31,574(1)   722,955(4)      None       None         None      None

Chief Operating Officer and  1998   132,272     None         (3)          None       None         None      None

Executive Vice President     1997   127,206   30,136(1)      (3)          None     100,000        None      None

-------------------------------------------------------------------------------------------------------------------
David Graham                 1999    65,000     None     $145,078(4)      None       None         None      None

Senior Vice President
--------------------------------------------------------------------------------------------------------------------

(1) Employment agreements with Messrs. Manning and Tully provide for an annual bonus equal (i) in the case of Mr. Manning, 10% of pre-tax net income of the Company between $500,000 and $2,000,000 (subject to increase by the Board of Directors in its discretion) and (ii) in the case of Mr. Tully, 5% of pre-tax net income of the Company in excess of $500,000 for 1999 and $700,000 for 1997 and 1998, in each case subject to certain limitations. See "Executive Compensation - Employment Agreements and Insurance". For fiscal year ended 1997, the Board of Directors approved an additional bonus to Mr. Manning in the amount of $25,000. During the fiscal year ended June 30, 1999, Mr. William Tully resigned as Chief Operating Officer and as a director of the Company. Mr. Tully will remain with the Company and will focus his attention on specific projects, including sourcing new product for the Company's different sales venues

(2)  Represents (a) a non-accountable  expense  allowance equal to $25,000,  and
     (b) the value of the use of certain automobiles.

(3) The Company has concluded that the aggregate amount of perquisites and other personal benefits, if any, paid did not exceed the lesser of 10% of such officer's total annual salary and bonus for such years or $50,000; such amounts are not included in the table.

(4) Represents the taxable value of exercised non-qualifying Employee Stock Options during the year.

The Company has no long-term incentive plan.

Option Grants Table for Fiscal 1999

There were no stock option grants made during the fiscal year ended June 30, 1999 under the 1993 Stock Option Plan of the Company (the "1993 Plan") or the 1997 Stock Option Plan of the Company (the "1997 Plan") to executive officers named in the Summary Compensation table. Therefore, no Option Grants Table is included.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

The following table sets forth information regarding the exercise of stock options during the last fiscal year by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

--------------------------------------------------------------------------------
                                              Number of          Value of
                                              Securities      Unexercised In-
                                              Underlying         The-Money
                                             Unexercised     Options at June 30,
                                          Options at June 30,       1999
                      Shares     Value          1999
                    Acquired    Realized     Exercisable/      Exercisable/
  Name               Exercise     (1)       Unexercisable    Unexercisable (2)
  ----               --------     ---       -------------    -----------------

Greg Manning           None        N/A       100,000/0       $2,000,000/$0
--------------------------------------------------------------------------------
William T. Tully     150,000   $1,551,748     50,000/0       $1,000,000/$0
--------------------------------------------------------------------------------
David Graham          20,625   $  145,088    0/3,750          $0/$75,000
--------------------------------------------------------------------------------

(1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive.

(2) Assumes a fair market value for the Company's common stock of $20.00, the closing market price per share of the Company's common stock as reported by NASDAQ on June 30, 1999.

Compensation of Directors

The Company currently reimburses each director for expenses incurred in connection with his attendance at each meeting of the Board of Directors or a committee on which he serves.

Employment Agreements and Insurance

The Company has entered into an employment agreement with Mr. Manning, providing for his services as President and Chief Executive Officer. The agreement with Mr. Manning for the period ending June 30, 1999 provided, among other things, for a salary equal to $210,000 per annum and a bonus equal to 10% of the Company's audited pre-tax net income between $500,000 and $2,000,000 (as calculated excluding the formula-based bonus payable to either of Messrs. Manning or Tully and subject to increase by the Board of Directors). Mr. Manning received from the Company a base salary of $ 210,000, $188,906 and $175,000 for fiscal years 1999, 1998 and 1997, respectively and a bonus of $63,148, $0 and $105,271 (includes a bonus of $25,000 in addition to the formula-based bonus) for fiscal years 1999, 1998 and 1997, respectively. The Company has entered into an agreement with Mr. Manning extending the term of his agreement through June 30, 2000 with a new base salary of $300,000 and all other terms and conditions remaining the same

Pursuant to an employment agreement with Mr. Tully, Mr. Tully was entitled to receive a base salary of $110,000 per year through the year ended June 30, 1999, with annual increases equal to the increase in the Consumer Price Index plus 1.5%, plus a bonus based on 5% of the Company's audited pre-tax net income above $500,000 for 1999 and $700,000 in each such previous year, as calculated excluding the formula-based bonus payable to either of Messrs. Manning or Tully and subject to certain maximum limitations. Mr. Tully received a bonus of $31,574, $0 and $30,136 for fiscal years 1999, 1998 and 1997, respectively. Mr. Tully was also entitled to a vehicle for business use. During the fiscal year ended June 30, 2000, Mr. William Tully resigned as Chief Operating Officer and as a director of the Company. Mr. Tully is continuing to work as a consultant to the Company.

Mr. Manning's employment agreement also provides that in the event the agreement is terminated as a result of disability (as defined therein) or death, Mr. Manning will receive from the Company compensation equal to 66-2/3% of his annual base salary and cash bonus for a period of 12 months. Mr. Manning is eligible to participate in any employee benefit plan and fringe benefit programs, if any, as may be determined by the Company for its employees generally from time to time.

The Company currently maintains a $1,000,000 term life insurance policy on the life of Mr. Manning with benefits payable to the Company.

The Company offers basic health, major medical and life insurance to its employees. The Company adopted a 401(k) Retirement Plan effective July 1, 1997, with respect to which all employees are entitled to participate. The Company has agreed to match employee contributions in an amount equal to 10% of each employee's contribution, up to a maximum of $500 per employee per year. The Company has adopted no other retirement, pension or similar program.

Indemnification of Directors and Officers

The Company's Restated Certificate of Incorporation includes certain provisions permitted pursuant to the New York Business Corporation Law (the "NYBCL"), whereby officers and directors of the Company are to be indemnified against certain liabilities. The Restated Certificate of Incorporation also limits to the fullest extent permitted by the NYBCL a director's liability to the Company or its Shareholders for monetary damages for breach of any duty as a director, except for certain instances of bad faith, intentional misconduct, a knowing violation of any law or illegal personal gain. This provision of the Restated Certificate of Incorporation has no effect on any director's liability under Federal securities laws or the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. The Company believes that these provisions will facilitate the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

Set forth below is certain information with respect to persons known by the Company to own beneficially, as of October 25, 1999, 5% or more of the outstanding shares of its Common Stock:
--------------------------------------------------------------------------------
     Name and Address of               Amount and Nature            Percent of
      Beneficial Owner             of Beneficial Ownership         Common Stock
--------------------------------------------------------------------------------
Greg Manning (1)
775 Passaic Avenue
West Caldwell, New Jersey 07006             1,600,000                      23%
--------------------------------------------------------------------------------
Afinsa Bienes Tangibles, S.A. (2)
Lagasca 88
Madrid, Spain 28001                         1,117,623                      16%
--------------------------------------------------------------------------------
Leon Liebman
775 Passaic Avenue
West Caldwell, New Jersey 07006               973,720                      14%
--------------------------------------------------------------------------------

(1) Includes options to purchase 100,000 shares (all of which are exercisable) granted pursuant to the 1993 plan.

(2) Afinsa Bienes Tangibles S.A. ("Afinsa") owns 1,117,623 shares of Common Stock of the Company. Mr. De Figueiredo, a director of the Company, owns 50% of the outstanding shares of common stock of Afinsa.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to the beneficial ownership of shares of GMAI common stock, as of October 25, 1999, by
(i) each person known (based solely on Schedules 13D or G filed) to GMAI to be the beneficial owner of more than 5% of the common stock, (ii) each member of the Board of Directors of GMAI, (iii) the named executive officers of GMAI and
(iv) all directors and executive officers of GMAI as a group (based upon information furnished by such persons). Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

--------------------------------------------------------------------------------
    Name and Address of             Amount and Nature of         Percent of
     Beneficial Owner             Beneficial Ownership (1)    Common Stock (2)
--------------------------------------------------------------------------------
Greg Manning (3)
775 Passaic Avenue
West Caldwell, New Jersey 07006           1,600,000                    23%
--------------------------------------------------------------------------------
Albertino de Figueiredo (4)
Lagasca 88
Madrid, Spain 28001                       1,121,373                    16%
--------------------------------------------------------------------------------
Leon Liebman (5)
775 Passaic Avenue
West Caldwell, New Jersey 07006             973,720                    14%
--------------------------------------------------------------------------------
Scott S. Rosenblum (6)
919 Third Avenue
New York, New York 10022                      6,500                     *
--------------------------------------------------------------------------------
William T. Tully, Jr. (7)
775 Passaic Avenue
West Caldwell, New Jersey 07006             101,150                     1%
--------------------------------------------------------------------------------
James A. Smith (8)
775 Passaic Avenue
West Caldwell, New Jersey 07006               5,000                     *
--------------------------------------------------------------------------------
Anthony Bongiovanni (9)
104 Broadway
Denville, New Jersey 07866                    8,500                     *
--------------------------------------------------------------------------------
Richard M. Cohen (10)
C/o Murphy & Partners
630 Fifth Avenue, Suite 1960
New York, New York 10111                     10,000                     *
--------------------------------------------------------------------------------
David Graham (11)
775 Passaic Avenue
West Caldwell, New Jersey 07006              21,250                     *
--------------------------------------------------------------------------------
All Executive Officers and Directors,
as a group                                3,816,243                    55%
--------------------------------------------------------------------------------

                                 * Less than 1%

(1) Except as otherwise indicated below, each named person has voting and investment Power with respect to the securities owned by them.

(2) Based on 6,853,495 shares outstanding, calculated in accordance with Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934, as amended.

(3) Includes 1,500,000 shares of Common Stock and 100,000 shares (all of which are exercisable within 60 days of October 25, 1999) granted pursuant to the 1993 Plan.

(4) Includes 1,117,623 shares of Common Stock owned by Afinsa. Mr. de Figueiredo owns 50% of the outstanding shares of common stock of Afinsa. Also includes options exercisable within 60 days of October 25, 1999 to purchase 3,750 shares of Common Stock granted pursuant to the 1997 Plan (but does not include options not exercisable within 60 days of October 25, 1999 to purchase 11,250 shares of Common Stock).

(5) Does not include options not exercisable within 60 days of October 25, 1999 to purchase 15,000 shares of Common Stock granted pursuant to the 1997 Plan.

(6) Includes options exercisable within 60 days of October 25, 1999 to purchase 2,500 shares of Common Stock (but does not include options not exercisable within 60 days of October 25, 1999 to purchase 27,500 shares of Common Stock) granted pursuant to the 1997 Plan.

(7) Includes 1,150 shares of Common Stock owned by members of Mr. Tully's immediate family and 20,000 shares (all of which are exercisable within 60 days of October 25, 1999) granted pursuant to the 1993 Plan.

(8) Includes options exercisable within 60 days of October 25, 1999 to purchase 2,500 shares of Common Stock (but does not include options not exercisable within 60 days of October 25, 1999 to purchase 15,000 shares of Common Stock) granted pursuant to the 1997 Plan.

(9) Includes options exercisable within 60 days of October 25, 1999 to purchase 7,500 shares of Common Stock (but does not include options not exercisable within 60 days of October 25, 1999 to purchase 22,500 shares of Common Stock) granted pursuant to the 1997 Plan.

(10) Includes options exercisable within 60 days of October 25, 1999 to purchase 10,000 Shares of Common Stock .

(11) Does not include options not exercisable within 60 days of October 25, 1999 to purchase 3,750 shares of Common Stock granted pursuant to the 1997 Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                Scott Rosenblum, a director of the Company, is a partner of the law firm Kramer, Levin, Naftalis & Frankel, which provides legal services to the Company. Anthony L. Bongiovanni, Jr., also a director of the Company, is president of Micro Strategies, Incorporated, which provides computer services to the Company. Leon Liebman, also a director of the Company, provided consulting services for the Company. Amounts paid for services rendered by these related parties for the year ended June 30, 1998 and 1999 were approximately $124,000 and $334,000 respectively (of which, $129,000 was charged to operations in fiscal 1999), in the case of Kramer, Levin, Naftalis & Frankel, approximately $76,000 and $ 154,000 respectively (of which, approximately $113,000 was charged to operations in fiscal 1999), in the case of Micro Strategies, Incorporated and approximately $0 and $ 29,000 in the case of Leon Liebman.

                In the normal course of business, Afinsa consigned material to the Company which was auctioned during the fiscal year ended June 30, 1999 for a total hammer price of $316,600 and purchased artwork totaling $850,000.

           PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of Amper, Politziner & Mattia as the Company's independent public accountants for the fiscal year ending June 30, 2000.

Shareholders will be asked to ratify the appointment of Amper, Politziner & Mattia as independent public accountants of the Company for the fiscal year ending June 30, 2000. Ratification of the appointment requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting (or represented by proxy) and entitled to vote thereon.

The Board of Directors recommends that Shareholders vote FOR ratification of the appointment of Amper, Politziner & Mattia.

It is expected that a representative of Amper Politziner & Mattia will be present at the Annual Meeting with the opportunity to make a statement if Amper, Politziner & Mattia desires to do so, and will be available to respond to appropriate questions.

 PROPOSAL 3 - APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN

In 1997, the Company's Board of Directors adopted and the Company's shareholders approved the 1997 Stock Incentive Plan, as amended (the "1997 Plan") which increased the number of shares available to be issued under the 1997 Plan and the Company's 1993 Stock Option Plan (the "1993 Plan") to 850,000 in the aggregate. The Board of Directors has made grants of options as a means of providing incentives to officers, employees and consultants and enabling them to realize compensation based on increases in shareholder value. Grants were made to persons who had been, and were expected to continue to be, important in helping the Company achieve and continue its rapid growth. As of October 25, 1999, options to purchase a total of 434,625 shares of Common Stock were outstanding under both the 1993 Plan and the 1997 Plan and accordingly, 37,500 shares remained available for grants under the Plans. The Company does not intend to make any further grants under the 1993 Plan.

The Board of Directors believes that in light of the Company's continuing growth, its intent to make acquisitions in the future and the need to remain competitive in its industry in attracting and retaining talented employees, including senior executives, the Company will need the authority to make grants covering a greater number of shares in the next several years than remain authorized under the 1997 Plan. The failure to make available such grants when necessary would, in the Board's judgment, negatively impact the Company's future growth and profitability and, therefore, its ability to enhance stockholder value.

Accordingly, the Board of Directors has approved, subject to shareholder approval, the following amendment to the first sentence of Section 1.5.1 of 1997 Stock Option Plan, which would increase the number of shares available for issuance under the 1997 Plan and the 1993 Plan by 300,000, for an aggregate of 1,150,000 shares:

"1.5.1 the total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be issued in connection with awards granted under the Plan, shall, together with any shares issued in connection with awards granted under the Greg Manning Auctions, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan), not exceed 1,150,000."

Vote Required

The affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the 1997 Plan.

The Board of Directors recommends that Shareholders vote FOR approval of the amendment to the 1997 Stock Incentive Plan.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be considered as of the next Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Company's Secretary, at its offices at 775 Passaic Avenue, West Caldwell, New Jersey 07006, no later than June 30, 2000, in order to be included in the Company's proxy statement relating to that meeting.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other matter that is to be presented to Shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgement on such matters.

                                OTHER INFORMATION

Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by directors, officers and regular employees of the Company without additional compensation.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (973) 882-0004.

                                                          Sincerely,
                                                          MARTHA HUSICK
                                                          Secretary

West Caldwell, New Jersey
October 27, 1999

GREG MANNING AUCTIONS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD DECEMBER 9, 1999



     The undersigned hereby appoints Greg Manning and James Smith, or any of them, each with full power to act alone and with the power of substitution, as proxies to vote all the shares of Common Stock the undersigned is entitled to vote on the following proposals and upon such other matters as may properly come before the Annual Meeting of Shareholders of Greg Manning Auctions, Inc., (the "Company"), to be held at the Radisson Hotel &Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on December 9, 1999,10:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof.

     THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF GREG MANNING AUCTIONS, INC. AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT OF AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 1999, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN AND IN ACCORDANCE WITH THEIR DISCRETION UPON SUCHOTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE THE AUTHORITY HEREBY GRANTEDIS EXERCISED BY (I) DELIVERING A WRITTEN STATEMENT OF REVOCATION TO GREG MANNINGAUCTIONS, INC., 775 PASSAIC AVENUE, WEST CALDWELL, NEW JERSEY 07006, ATTENTION:SECRETARY (II) BY SUBMITTING A LATER DATED PROXY OR (III) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THIS PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                      [Please date and sign on the reverse side]

GREG MANNING AUCTIONS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD DECEMBER 9, 1999 The undersigned hereby appoints Greg Manning and James Smith, or any of them, each with full power to act alone and with the power of substitution, as proxies to vote all the shares of Common Stock the undersigned is entitled to vote on the following proposals and upon such other matters as may properly come before the Annual Meeting of Shareholders of Greg Manning Auctions, Inc., (the "Company"), to be held at the Radisson Hotel &Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on December 9, 1999,10:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF GREG MANNING AUCTIONS, INC. AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT OF AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 1999, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN AND IN ACCORDANCE WITH THEIR DISCRETION UPON SUCHOTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR
POSTPONEMENTS THEREOF. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE THE AUTHORITY HEREBY GRANTEDIS EXERCISED BY (I) DELIVERING A WRITTEN STATEMENT OF REVOCATION TO GREG MANNINGAUCTIONS, INC., 775 PASSAIC AVENUE, WEST CALDWELL, NEW JERSEY 07006, ATTENTION:SECRETARY (II) BY SUBMITTING A LATER DATED PROXY OR
(III) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THIS PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

The Board of Directors recommends a vote FOR the election of the director nominees listed below and FOR all the items below, and shares will be so voted unless you indicate otherwise.

1. Election of Directors, to serve until the 2000 annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and qualified.

[ ] FOR the nominees listed at right.

[ ] WITHHOLD AUTHORITY to vote for the nominees listed at right.
    Nominees for Directors are: Mark B Segall, Richard M. Cohen

2. Ratification of the Appointment of Amper, Politziner & Mattia as theCompany's independent public accountants for the Company's fiscal year ending June 30, 2000. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. Approval of the amendment to the Company's 1997 Stock Incentive Plan. [ ] FOR
[ ] AGAINST [ ] ABSTAIN

4. In their  discretion,  the Proxies are  authorized  to consider  and act upon
suchother   matters  as  may  properly  come  before  the  meeting  or  any  and allpostponements or adjournments thereof.

Signature______________________________

Signature______________________________                Dated_____________, 1999

NOTE:Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, broker or guardian, please give full title and proof of authority as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.